UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 8, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Long-term capital appreciation Net asset value December 31, 2020

Class IA: $45.76	Class IB: $44.27

Total return at net asset value

				Russell 3000
				Growth —
				S&P 500
(as of	Class IA	Class IB	S&P 500	Linked
12/31/20)	shares*	shares†	Index	Benchmark
1 year	29.04%	28.71%	18.40%	18.40%
5 years	143.82	140.73	103.04	120.06
Annualized	19.51	19.21	15.22	17.09
10 years	322.29	311.91	267.00	310.91
Annualized	15.49	15.21	13.88	15.18
Life	1,143.70	1,071.64	1,278.83	1,237.96
Annualized	9.92	9.67	10.37	10.25

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 1994.

† Class inception date: April 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

The Russell 3000 Growth — S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, May 2, 1994, through August 31, 2019, and performance of the S&P 500 Index from September 1, 2019, forward. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Sustainable Leaders Fund	1

Report from your fund’s managers

How was the investing environment during the 12-month reporting period ended December 31, 2020?

It was a remarkable year for stock market investing. Stocks began the period with strength as major indexes reached record highs in early February 2020. In the following weeks, however, conditions changed dramatically as the COVID-19 pandemic began its global spread. Financial markets encountered unprecedented bouts of volatility and manufacturing activities ceased worldwide as stay-at-home orders went into effect. All three major U.S. stock indexes fell into bear market territory, and at the close of March, the S&P 500 Index posted its sharpest quarterly decline since 2008.

Just as surprising to many investors was the rebound that followed. In April 2020, major stock indexes posted their best monthly percentage gains since 1987, and stocks continued to advance through the summer. In September, market volatility picked up as COVID-19 cases began to surge globally, and stocks posted losses in September and October. The market rebounded in November and December, buoyed by optimism about COVID-19 vaccines.

How did Putnam VT Sustainable Leaders Fund perform in this environment?

For the 12-month period, the fund’s IA shares delivered a return of 29.04%, outperforming the S&P 500 Index benchmark, which returned 18.40%.

What were some holdings that helped fund performance relative to the benchmark?

The top contributor was our investment in DocuSign, a company that allows customers to manage electronic agreements through e-signatures and other services. DocuSign’s services provide important benefits to customers on multiple dimensions, including time, cost, security, and convenience. The financial cost of digital signature processes is just pennies, and the environmental cost of digital solutions is meaningfully less than paper-based systems. The convenience of e-signature services became even more important over this time period as many transactions had to be completed remotely.

Another performance highlight was Chipotle Mexican Grill. Chipotle’s focus on real food, safe preparation, and improved customer experience, such as digital ordering capabilities, led to strong growth in the business, which contributed to positive stock performance.

Could you discuss some stocks or strategies that detracted from the fund’s performance relative to the benchmark?

Two detractors from performance in this period were Hasbro and Bank of America. Hasbro’s stock struggled due to a combination of challenges: the extended liquidation process for Toys R Us, concerns over the economic health of U.S. consumers, and questions about the company’s recent acquisition of eOne, an entertainment company.

Throughout these challenges, Hasbro has continued to invest in key brands and in its ability to create products across multiple formats, with an ongoing focus on “safe and fair” play. Bank of America’s shares have been affected by general macroeconomic concerns, including slower economic growth, worsening credit trends, and ongoing low interest rates, which intensified as the pandemic worsened. We expect that Bank of America’s longstanding focus on “responsible growth” will show in positive credit, growth, and profitability results through this cycle when compared with peers. Both Hasbro and Bank of America remained in the portfolio at period-end.

As the fund begins a new fiscal year, what is your outlook?

The complexities of 2020 gave us an opportunity to test our processes and performance in an extreme set of conditions. Sustainable investing strategies fared well, as did our active investment approach. Regardless of the economic backdrop, our focus remains on individual stock selection. With our research-driven process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will expand even further. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability issues.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Investing with a focus on companies that exhibit a commitment to sustainable business practices may result in the fund investing in certain types of companies, industries or sectors that underperform the market as a whole. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

2	Putnam VT Sustainable Leaders Fund

Your fund’s managers

Portfolio Manager Katherine Collins, CFA, MTS, is Head of Sustainable Investing. She joined Putnam in 2017 and has been in the investment industry since 1990.

Portfolio Manager Stephanie Dobson joined Putnam in 2017 and has been in the investment industry since 2011.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Sustainable Leaders Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/19	0.66%	0.91%
Annualized expense ratio for the six-month
period ended 12/31/20*	0.65%	0.90%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.66	$5.06	$3.30	$4.57
Ending value
(after
expenses)	$1,238.40	$1,236.90	$1,021.87	$1,020.61

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Sustainable Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Sustainable Leaders Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Sustainable Leaders Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Sustainable Leaders Fund	5

The fund’s portfolio 12/31/20

COMMON STOCKS (98.9%)*	Shares	Value
Airlines (0.5%)
JetBlue Airways Corp. †	310,000	$4,507,400
		4,507,400
Banks (4.3%)
Bank of America Corp.	866,300	26,257,553
First Republic Bank	90,442	13,288,643
		39,546,196
Beverages (1.5%)
Heineken NV (Netherlands)	124,342	13,866,598
		13,866,598
Biotechnology (2.4%)
Amgen, Inc.	57,700	13,266,384
Vertex Pharmaceuticals, Inc. †	39,200	9,264,528
		22,530,912
Building products (1.4%)
Johnson Controls International PLC	285,500	13,301,445
		13,301,445
Capital markets (2.7%)
BlackRock, Inc.	34,947	25,215,658
		25,215,658
Chemicals (4.5%)
Ecolab, Inc.	43,600	9,433,296
Koninklijke DSM NV (Netherlands)	68,160	11,741,651
Linde PLC	51,900	13,676,169
Novozymes A/S Class B (Denmark)	121,704	6,984,692
		41,835,808
Commercial services and supplies (1.3%)
GFL Environmental, Inc. (Canada) S	405,442	11,830,798
		11,830,798
Containers and packaging (2.3%)
Avery Dennison Corp.	59,300	9,198,023
Ball Corp.	132,500	12,346,350
		21,544,373
Electric utilities (2.2%)
NextEra Energy, Inc.	145,200	11,202,180
Orsted AS (Denmark)	47,262	9,666,250
		20,868,430
Equity real estate investment trusts (REITs) (2.1%)
American Tower Corp. R	36,400	8,170,344
Boston Properties, Inc. R	125,300	11,844,609
		20,014,953
Food and staples retail (1.8%)
Walmart, Inc.	115,000	16,577,250
		16,577,250
Food products (0.9%)
McCormick & Co., Inc. (non-voting shares)	83,800	8,011,280
		8,011,280
Health-care equipment and supplies (4.7%)
Baxter International, Inc.	120,800	9,692,992
Cooper Cos., Inc. (The)	33,300	12,098,556
Danaher Corp.	98,900	21,969,646
		43,761,194
Health-care providers and services (0.7%)
CVS Health Corp.	96,900	6,618,270
		6,618,270
Hotels, restaurants, and leisure (3.8%)
Chipotle Mexican Grill, Inc. †	10,500	14,560,455
Hilton Worldwide Holdings, Inc.	126,299	14,052,027
Vail Resorts, Inc.	25,600	7,141,376
		35,753,858
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13,
cost $15) (Private) (Germany) † ∆∆ F	22	20
		20

COMMON STOCKS (98.9%)* cont.	Shares	Value
Independent power and renewable electricity producers (2.2%)
AES Corp. (The)	854,000	$20,069,000
		20,069,000
Industrial conglomerates (2.8%)
Honeywell International, Inc.	70,318	14,956,639
Roper Technologies, Inc.	25,900	11,165,231
		26,121,870
Insurance (2.9%)
AXA SA (France)	570,741	13,692,573
Prudential PLC (United Kingdom)	703,020	12,976,509
		26,669,082
Interactive media and services (1.1%)
Alphabet, Inc. Class A †	5,936	10,403,671
		10,403,671
Internet and direct marketing retail (5.8%)
Amazon.com, Inc. †	14,295	46,557,814
Etsy, Inc. †	40,151	7,143,264
		53,701,078
IT Services (5.2%)
Fidelity National Information Services, Inc.	127,300	18,007,858
Okta, Inc. †	34,173	8,688,827
Visa, Inc. Class A	99,000	21,654,270
		48,350,955
Leisure products (1.7%)
Hasbro, Inc.	166,500	15,574,410
		15,574,410
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	36,500	17,000,970
		17,000,970
Machinery (1.2%)
Stanley Black & Decker, Inc.	61,900	11,052,864
		11,052,864
Multi-utilities (0.5%)
Ameren Corp.	57,800	4,511,868
		4,511,868
Multiline retail (1.7%)
Target Corp.	87,400	15,428,722
		15,428,722
Personal products (1.8%)
Unilever PLC (United Kingdom)	272,468	16,498,233
		16,498,233
Pharmaceuticals (3.2%)
AstraZeneca PLC (United Kingdom)	81,332	8,125,797
Eli Lilly and Co.	26,700	4,508,028
Merck & Co., Inc.	115,300	9,431,540
Roche Holding AG (Switzerland)	23,097	8,058,725
		30,124,090
Road and rail (1.7%)
Union Pacific Corp.	75,000	15,616,500
		15,616,500
Semiconductors and semiconductor equipment (6.5%)
Applied Materials, Inc.	111,300	9,605,190
ASML Holding NV (Netherlands)	32,400	15,802,128
First Solar Inc. †	77,968	7,712,595
NXP Semiconductors NV	76,500	12,164,265
Texas Instruments, Inc.	92,100	15,116,373
		60,400,551
Software (12.0%)
Adobe, Inc. †	44,100	22,055,292
DocuSign, Inc. †	43,400	9,647,820
Microsoft Corp.	303,800	67,571,196
Salesforce.com, Inc. †	19,300	4,294,829
Talend SA ADR †	208,299	7,986,184
		111,555,321
Specialty retail (1.7%)
Home Depot, Inc. (The)	60,900	16,176,258
		16,176,258

6	Putnam VT Sustainable Leaders Fund

COMMON STOCKS (98.9%)* cont.			Shares	Value
Technology hardware, storage, and peripherals (6.6%)
Apple, Inc.			459,588	$60,982,730
				60,982,730
Textiles, apparel, and luxury goods (1.4%)
Levi Strauss & Co. Class A S			665,422	13,361,674
				13,361,674
Total common stocks (cost $591,519,583)				$919,384,290

	Expiration
WARRANTS (—%)* †	date	Strike price	Warrants	Value
Seneca Biopharma, Inc.
Ser. K, (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$946.40	11,244	$—
Total warrants (cost $—)				$—

		Principal amount/
SHORT-TERM INVESTMENTS (3.7%)*			shares	Value
Putnam Cash Collateral Pool, LLC 0.14% [d]		Shares 22,079,510		$22,079,510
Putnam Short Term Investment Fund
Class P 0.17% L		Shares 11,711,756		11,711,756
U.S. Treasury Bills 0.073%, 3/25/21 ∆			$300,000	299,950
Total short-term investments (cost $34,091,217)				$34,091,216

Total investments (cost $625,610,800)				$953,475,506

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $929,955,413.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $20, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $130,974 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $195,173 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $24,335,129)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/17/21	$2,527,318	$2,489,505	$(37,813)
Barclays Bank PLC
	British Pound	Sell	3/17/21	637,952	623,192	(14,760)
HSBC Bank USA, National Association
	British Pound	Sell	3/17/21	399,216	393,231	(5,985)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/17/21	9,973,002	9,924,889	(48,113)
State Street Bank and Trust Co.
	Euro	Sell	3/17/21	2,771,781	2,752,487	(19,294)
UBS AG
	Euro	Sell	3/17/21	8,190,286	8,151,825	(38,461)
Unrealized appreciation						—
Unrealized (depreciation)						(164,426)
Total						$(164,426)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Sustainable Leaders Fund	7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$10,403,671	$—	$—
Consumer discretionary	149,996,000	—	20
Consumer staples	41,086,763	13,866,598	—
Financials	64,761,854	26,669,082	—
Health care	103,850,914	16,184,522	—
Industrials	82,430,877	—	—
Information technology	281,289,557	—	—
Materials	44,653,838	18,726,343	—
Real estate	20,014,953	—	—
Utilities	35,783,048	9,666,250	—
Total common stocks	834,271,475	85,112,795	20
Warrants	—	—	—
Short-term investments	11,711,756	22,379,460	—
Totals by level	$845,983,231	$107,492,255	$20

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(164,426)	$—
Totals by level	$—	$(164,426)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Sustainable Leaders Fund

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value, including $21,486,056 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $591,819,534)	$919,684,240
Affiliated issuers (identified cost $33,791,266) (Note 5)	33,791,266
Cash	10
Foreign currency (cost $3,340) (Note 1)	3,341
Dividends, interest and other receivables	867,379
Foreign tax reclaim	149,080
Receivable for shares of the fund sold	136,528
Total assets	954,631,844

Liabilities
Payable for shares of the fund repurchased	1,260,882
Payable for compensation of Manager (Note 2)	423,537
Payable for custodian fees (Note 2)	21,632
Payable for investor servicing fees (Note 2)	105,903
Payable for Trustee compensation and expenses (Note 2)	466,323
Payable for administrative services (Note 2)	10,314
Payable for distribution fees (Note 2)	36,933
Unrealized depreciation on forward currency contracts (Note 1)	164,426
Collateral on securities loaned, at value (Note 1)	22,079,510
Other accrued expenses	106,971
Total liabilities	24,676,431

Net assets	$929,955,413

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$508,213,246
Total distributable earnings (Note 1)	421,742,167
Total — Representing net assets applicable to capital shares outstanding	$929,955,413
Computation of net asset value Class IA
Net assets	$754,639,242
Number of shares outstanding	16,491,778
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$45.76
Computation of net asset value Class IB
Net assets	$175,316,171
Number of shares outstanding	3,960,282
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$44.27

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Leaders Fund	9

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $268,706)	$10,052,068
Interest (including interest income of $88,611 from investments in affiliated issuers) (Note 5)	89,947
Securities lending (net of expenses) (Notes 1 and 5)	115,240
Total investment income	10,257,255

Expenses
Compensation of Manager (Note 2)	4,455,883
Investor servicing fees (Note 2)	569,675
Custodian fees (Note 2)	33,893
Trustee compensation and expenses (Note 2)	37,189
Distribution fees (Note 2)	391,210
Administrative services (Note 2)	23,923
Other	248,930
Total expenses	5,760,703
Expense reduction (Note 2)	(326)
Net expenses	5,760,377

Net investment income	4,496,878

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	90,977,002
Foreign currency transactions (Note 1)	16,637
Forward currency contracts (Note 1)	(1,222,807)
Total net realized gain	89,770,832
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	119,782,435
Assets and liabilities in foreign currencies	13,334
Forward currency contracts	95,582
Total change in net unrealized appreciation	119,891,351

Net gain on investments	209,662,183

Net increase in net assets resulting from operations	$214,159,061

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Sustainable Leaders Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase in net assets
Operations:
Net investment income	$4,496,878	$3,868,976
Net realized gain on investments and foreign currency transactions	89,770,832	70,883,853
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	119,891,351	157,317,727
Net increase in net assets resulting from operations	214,159,061	232,070,556
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,176,826)	(4,173,083)
Class IB	(657,109)	(687,866)
Net realized short-term gain on investments
Class IA	—	(9,276,853)
Class IB	—	(2,388,209)
From net realized long-term gain on investments
Class IA	(55,449,331)	(75,655,887)
Class IB	(13,760,186)	(19,476,652)
Increase (decrease) from capital share transactions (Note 4)	(16,502,371)	21,964,541
Total increase in net assets	123,613,238	142,376,547
Net assets:
Beginning of year	806,342,175	663,965,628
End of year	$929,955,413	$806,342,175

The accompanying notes are an integral part of these financial statements.

Putnam VT Sustainable Leaders Fund	11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/20	$39.92	.23	9.40	9.63	(.27)	(3.52)	(3.79)	$45.76	29.04	$754,639.66		.60	29
12/31/19	34.29	.21	11.36	11.57	(.28)	(5.66)	(5.94)	39.92	36.72	648,610.66		.56	29
12/31/18	39.72	.15	(.52)	(.37)	(.01)	(5.05)	(5.06)	34.29	(1.28)	530,487.68		.40	63
12/31/17	33.30	.14	9.19	9.33	(.32)	(2.59)	(2.91)	39.72	29.55	598,835.67		.39	71
12/31/16	34.41	.24[f]	2.19	2.43	(.33)	(3.21)	(3.54)	33.30	8.06	515,745	.68[e]	.75[e,f]	72
Class IB
12/31/20	$38.74	.13	9.09	9.22	(.17)	(3.52)	(3.69)	$44.27	28.71	$175,316.91		.35	29
12/31/19	33.42	.11	11.05	11.16	(.18)	(5.66)	(5.84)	38.74	36.36	157,733.91		.31	29
12/31/18	38.92	.06	(.51)	(.45)	—	(5.05)	(5.05)	33.42	(1.53)	133,478.93		.15	63
12/31/17	32.68	.05	9.01	9.06	(.23)	(2.59)	(2.82)	38.92	29.22	155,439.92		.14	71
12/31/16	33.82	.15[f]	2.15	2.30	(.23)	(3.21)	(3.44)	32.68	7.79	139,204	.93[e]	.48[e,f]	72

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
		average net
	Per share	assets
Class IA	$0.10	0.31%
Class IB	0.09	0.29

The accompanying notes are an integral part of these financial statements.

12	Putnam VT Sustainable Leaders Fund

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT Sustainable Leaders Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practice also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, Putnam Management focuses on companies that it believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT Sustainable Leaders Fund	13

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $164,426 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $130,974 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $22,079,510 and the value of securities loaned amounted to $21,486,056.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from

14	Putnam VT Sustainable Leaders Fund

generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,259,247 to decrease undistributed net investment income and $1,259,247 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$336,477,134
Unrealized depreciation	(9,072,657)
Net unrealized appreciation	327,404,477
Undistributed ordinary income	2,877,668
Undistributed long-term gain	84,205,917
Undistributed short-term gain	7,242,865
Cost for federal income tax purposes	$625,906,603

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.548% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$460,130
Class IB	109,545
Total	$569,675

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $326 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $596, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$233,380,389	$313,780,643
U.S. government securities
(Long-term)	—	—
Total	$233,380,389	$313,780,643

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Sustainable Leaders Fund	15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	176,436	$6,884,005	189,108	$7,030,415	165,385	$6,234,710	123,888	$4,436,359
Shares issued in connection with
reinvestment of distributions	1,980,935	59,626,157	2,617,680	89,105,823	494,251	14,417,295	681,351	22,552,727
	2,157,371	66,510,162	2,806,788	96,136,238	659,636	20,652,005	805,239	26,989,086
Shares repurchased	(1,914,491)	(74,461,047)	(2,026,379)	(74,976,481)	(771,272)	(29,203,491)	(727,465)	(26,184,302)
Net increase (decrease)	242,880	$(7,950,885)	780,409	$21,159,757	(111,636)	$(8,551,486)	77,774	$804,784

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	12/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$13,830,336	$330,548,567	$322,299,393	$172,641	$22,079,510
Putnam Short Term Investment
Fund**	12,024,111	170,248,848	170,561,203	88,611	11,711,756
Total Short-term investments	$25,854,447	$500,797,415	$492,860,596	$261,252	$33,791,266

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$23,800,000
Warrants (number of warrants)	11,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$164,426
Total		$—		$164,426

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(1,222,807)	$(1,222,807)
Total	$(1,222,807)	$(1,222,807)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$95,582	$95,582
Total	$95,582	$95,582

16	Putnam VT Sustainable Leaders Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			HSBC Bank	JPMorgan	State Street
	Bank of	Barclays Bank	USA, National	Chase Bank	Bank and Trust
	America N.A.	PLC	Association	N.A.	Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	37,813	14,760	5,985	48,113	19,294	38,461	164,426
Total Liabilities	$37,813	$14,760	$5,985	$48,113	$19,294	$38,461	$164,426
Total Financial and Derivative
Net Assets	$(37,813)	$(14,760)	$(5,985)	$(48,113)	$(19,294)	$(38,461)	$(164,426)
Total collateral received (pledged)†##	$—	$—	$—	$(19,996)	$—	$(38,461)
Net amount	$(37,813)	$(14,760)	$(5,985)	$(28,117)	$(19,294)	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(19,996)	$—	$(110,978)	$(130,974)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $92,672,099 as a capital gain dividend with respect to the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Sustainable Leaders Fund	17

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

18	Putnam VT Sustainable Leaders Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Sustainable Leaders Fund	19

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20	Putnam VT Sustainable Leaders Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Sustainable Leaders Fund	21

This report has been prepared for the shareholders
of Putnam VT Sustainable Leaders Fund.	VTAN013 324337 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$41,344	$ —	$4,187	$ —
December 31, 2019	$49,260	$ —	$5,529	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $617,881 and $163,204 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021